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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 8, 2003

                          ACCREDO HEALTH, INCORPORATED
             (Exact name of Registrant as specified in its charter)

           DELAWARE                        000-25769                         62-1642871
 (State or other jurisdiction       (Commission File Number)     (IRS Employer Identification No.)
       of incorporation)

                            1640 CENTURY CENTER PKWY
                                    SUITE 101
                            MEMPHIS, TENNESSEE 38134
                    (Address of Principal Executive Offices)

                                 (901) 385-3688
              (Registrant's telephone number, including area code)

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ITEM 9.  REGULATION FD DISCLOSURE.

         On April 8, 2003, Accredo Health, Incorporated issued the press release filed as Exhibit 99.1 with this Current Report on Form 8-K, pursuant to which Accredo announced revised estimates for its fiscal year ending June 30, 2003 and examination of certain acquired accounts receivable. This press release is being furnished under Items 9 (Regulation FD Disclosure) and 12 (Results of Operations and Financial Condition) of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

EXHIBIT NO.                                           DESCRIPTION
-----------                                -----------------------------------
  99.1                                     Press Release, dated April 8, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ACCREDO HEALTH, INCORPORATED
                                            (Registrant)


Date:    April 8, 2003                      By:  /s/ Thomas W. Bell, Jr.
       -----------------                        ----------------------------
                                                Thomas W. Bell, Jr.
                                                Senior Vice President and
                                                General Counsel

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                                  EXHIBIT INDEX

         The following exhibit is filed as a part of this Report.

EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------------------------------
 99.1                     Press Release, dated April 8, 2003.